UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2025

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Pennsylvania Ave., NW, Suite 450N		20037
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange
5.750% Non-Cumulative Preferred Stock, Series E	AGM.PRE	New York Stock Exchange
5.250% Non-Cumulative Preferred Stock, Series F	AGM.PRF	New York Stock Exchange
4.875% Non-Cumulative Preferred Stock, Series G	AGM.PRG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Resignation of Principal Financial Officer
On July 8, 2025, Aparna Ramesh, Farmer Mac’s Executive Vice President – Chief Financial Officer and Treasurer, advised the company that she is resigning effective July 31, 2025 to pursue another opportunity. Ms. Ramesh’s resignation was not related to any disagreement about Farmer Mac’s accounting practices, financial reporting, internal controls, or operations. Farmer Mac plans to retain an executive search firm to conduct a nationwide search for its next Chief Financial Officer.

(c) Appointment of Interim Principal Financial Officer

On July 9, 2025, Farmer Mac’s Board of Directors appointed Gregory N. Ramsey, Farmer Mac’s Vice President – Chief Accounting Officer, to assume the duties of Farmer Mac’s principal financial officer on an interim basis starting August 1, 2025.

Mr. Ramsey, age 61, has served as Farmer Mac’s principal accounting officer since October 2013. He was promoted to Vice President – Controller in May 2018 and to Vice President – Chief Accounting Officer in April 2023. Mr. Ramsey previously served as Farmer Mac’s interim principal financial officer from July 2019 through January 2020. Prior to Mr. Ramsey’s employment with Farmer Mac, he was a Senior Manager at PricewaterhouseCoopers from 2010 to 2013, the Vice President of Accounting Policy at Fannie Mae from 2004 to 2010, and a Professional Accounting Fellow in the Chief Accountant’s Office of the Office of the Comptroller of the Currency from 2002 to 2004. Mr. Ramsey is a Certified Public Accountant.

There is no agreement or understanding between Mr. Ramsey and any other person pursuant to which Mr. Ramsey was appointed as interim principal financial officer, nor is there any family relationship between Mr. Ramsey and any of Farmer Mac’s directors or executive officers. There are no transactions in which Mr. Ramsey has an interest requiring disclosure under Item 404(a) of Regulation S-K. No new compensatory arrangement has been entered into in connection with the appointment of Mr. Ramsey as interim principal financial officer.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                        By: /s/ Stephen P. Mullery
                         Name: Stephen P. Mullery
                         Title: Executive Vice President – General Counsel

Dated: July 10, 2025